                                        SECURITIES AND EXCHANGE COMMISSION

                                              Washington, D.C. 20549

                                                     Form 8-K

                                                  CURRENT REPORT

                                      Pursuant to Section 13 or 15(d) of the
                                          Securities Exchange Act of 1934

                                   Date of Earliest Event Reported: June 9, 2003
                                       (date of earliest event reported)

                                     RESIDENTIAL ASSET SECURITIES CORPORATION
                                    (Exact name of Registrant as Specified in Charter)

               Delaware                               333-100848                             51-0362653
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            (State or Other                           (Commission                         (I.R.S. Employer
    Jurisdiction of Incorporation)                   File Number)                      Identification Number)

                      8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437
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                                (Address of Principal Executive Offices) (Zip Code)

                        Registrant's telephone number, including area code: (952) 857-7000
                                                                            --------------

                                                  Not Applicable
                                                  --------------
                           (Former Name or Former Address, if Changed Since Last Report)
                         -----------------------------------------------------------------

Items 1 through 4, Item 6, Item 8 and Item 9 are not included because they are not applicable.

Item 5.  Other Events
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Filing of Computational Materials

In connection with the proposed offering of the Residential Asset Securities Corporation Home Equity Mortgage
Asset-Backed Pass-Through Certificates, Series 2003-KS5, Residential Securities Funding Corporation ("RSFC") and Deutsche Bank
Securities Inc., as representative of the several underwriters (together with RSFC, the "Underwriters"), have each prepared certain materials (the "Computational Materials") for distribution to potential investors.  Although Residential Asset Securities
Corporation (the "Company") provided the Underwriters with certain information regarding the characteristics of the mortgage loans
(the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the Computational
Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to the Notes, any of the following:  yield; average life; duration, expected maturity;
interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the
Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.  The Computational Materials listed as Exhibits 99.1 and Exhibit 99.2  hereto are filed herewith.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Computational Materials - Deutsche Bank Securities Inc.

         99.2     Computational Materials - Residential Securities Funding Corporation.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              RESIDENTIAL ASSET SECURITIES CORPORATION

                                                     By:                  /s/ Benita Bjorgo
                                                        ------------------------------------------------
                                                                            Benita Bjorgo
                                                                           Vice President

Dated:  June 9, 2003

EXHIBIT INDEX

Exhibit No.                Description of Exhibit
   ----------                        ----------------------

99.1     Computational Materials - Deutsche Bank Securities Inc.

99.2     Computational Materials - Residential Securities Funding Corporation